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                               CAPITAL VALUE FUND

                                   A SERIES OF
                       THE NOTTINGHAM INVESTMENT TRUST II

                              INVESTOR CLASS SHARES
                                    T SHARES
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                                   SUPPLEMENT
                             Dated November 5, 2004


This Supplement to the Prospectuses dated July 29, 2004 for the Investor Class Shares and T Shares of the Capital Value Fund ("Fund"), a series of The Nottingham Investment Trust II ("Trust"), is to notify shareholders, potential investors and other interested parties that the Board of Trustees of the Trust, in consultation with the Fund's investment advisor, Capital Investment Counsel, Inc. ("Advisor"), at a meeting of the Board of Trustees of the Trust held on November 5, 2004 ("Board Meeting"), has determined it to be in the best interest of Fund and its shareholders to discontinue all sales of new shares in the Fund and to no longer accept purchase orders for shares of the Fund effective at the close of business on November 5, 2004.

The Board of Trustees of the Trust, in consultation with the Advisor, has also approved, subject to the approval by the shareholders of the Fund, the discontinuance of the Fund's operations and liquidation of the Fund's portfolio.

Shareholders should direct any questions about individual accounts to the Fund at 1-800-525-3863.












          Investors Should Retain This Supplement for Future Reference
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